Third Quarter 2018 Results November 6, 2018 CLASSIFIED – INTERNAL USE ONLY

Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s future performance, restaurant sales and guest traffic, earnings per share, new restaurant openings, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s strategic initiatives including the Company’s affordability initiatives to drive traffic and sales; the effectiveness of the Company’s marketing strategies and promotions to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from anticipated new technology systems and tools in the restaurants; the ability to develop, test, implement and increase online ordering, to-go services, catering, and other off-premise sales; the ability to increase labor productivity through alternative labor models, and to train our workforce for service execution complexities related to growth of multiple revenue streams in the restaurant; our ability to repurchase shares at all or at the times or in the amounts we currently anticipate or to achieve anticipated benefits of a share repurchase program; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the impact of federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

Red Robin Q3-2018 Results • Total revenues decreased 3.5% • Off-premise sales increased to 10.1% of total food and beverage sales • Comparable restaurant revenue decreased 3.4% (using constant currency rates) • Comparable restaurant guest counts decreased 1.9% • Restaurant labor costs as a percentage of restaurant revenue remained flat at 35.3% • Earnings per diluted share were $0.13 compared to earnings per diluted share of $0.21 in Q3 2017. Adjusted diluted EPS(1) were $0.16 compared to $0.21 in Q3 2017 • Opened 2 company-owned Red Robin® restaurants and 1 franchised Red Robin® restaurant (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

Continued Off-Premise Sales Growth US Comp Locations Off-Premise Sales as a % of Gross F&B Sales 12.0% 10.1% 10.0% 9.4% 9.6% 8.3% 8.0% 7.6% 7.0% 6.3% 5.7% 6.0% 5.4% 4.0% 2.0% 0.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18

Traffic Performance vs. Competitors 5.0% 4.0% 4.0% 3.6% 3.6% 3.0% 2.2% 2.3% 2.0% 1.6% 1.2% 1.2% 1.0% -1.5% 0.0% -0.6% -1.0% -0.9% -2.0% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of 10/7/2018

Two Year Traffic Outperformance vs. Competition 7.0% 6.0% 5.8% 5.2% 5.2% 5.0% 4.0% 3.5% 3.0% 3.0% 2.5% 2.0% 1.0% 0.3% 0.0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of 10/7/2018

Recapturing Red Robin Service Standards • Increased in-restaurant training to provide faster seating and service • Strengthened To-Go capabilities, especially during peak times • Focused on delivering great dine-in and off-premise service

Strong Relative Value Story

More Appealing Menu Offers and Value

Oktoberfest Burger Fan Celebration Daily Breeze Staff Photos

Holiday Season Menu Features

What Red Robin is Known For • Craveable, Customizable Gourmet Burgers • Great Service at Appropriate Speed • Affordable Abundance

Financial Update

Q3-18 Sales Highlights Q3-18 Q3-17 Q3-18 YTD Q3-17 YTD Change Change (12 Weeks) (12 Weeks) (40 Weeks) (40 Weeks) Restaurant revenue $290.2 million $301.1 million -3.6% $1.02 billion $1.03 billion -1.1% Total company revenues $294.9 million $305.7 million -3.5% $1.03 billion $1.04 billion -1.1% Company-owned comp revenue(1)(2) -3.4% -0.1% -2.1% -0.2% Price/Mix -1.5% -0.1% -1.4% -0.1% Guest counts -1.9% 0.0% -0.7% -0.1% Franchised comp revenue(2) -0.6% -3.0% 0.0% -2.8% Company avg. weekly revenue/unit(1) – total $49,995 $52,877 -5.5% $52,482 $54,640 -3.9% Company avg. weekly revenue/unit(1)(3) – comp $50,282 $52,632 -4.5% $52,939 $54,668 -3.2% Avg. weekly restaurant level operating profit/unit(1) – comp $8,526 $9,650 -11.7% $10,088 $11,103 -9.1% Operating weeks 5,805 5,686 2.1% 19,346 18,803 2.9% Net Sales/ sq. ft (TTM) $441 $447 -1.3% (1) Calculated at constant currency rates (2) Comparable revenue growth is calculated by comparing the same calendar weeks which, for the third quarter of 2017, exclude the first week of the third quarter of 2017 and include the first week of the fourth quarter of 2017 (3) Using the same calendar weeks as compared to the third quarter 2018, the average weekly sales per unit in the third quarter of 2017, using constant currency rates, was $52,231 resulting in a change of -3.7%. Using the same calendar weeks as compared to the forty weeks ended October 7, 2018, the average weekly sales per unit for forty weeks in 2017, using constant currency rates, was $54,146 resulting in a change of -2.2%

Comparable Restaurant Revenue Trend(1) 5.0% 3.0% 2.7% 1.0% 0.5% -0.1% -1.0% -0.9% -1.2% -3.0% -2.6% -2.6% -3.2% -3.4% -3.6% -4.3% -5.0% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 (1) Calculated at constant currency rates

(1)(2) Restaurant Level Operating Profit Margins 25.0% 24.0% 23.0% 22.8% 22.0% 21.3% 21.4% 21.0% 20.8% 20.5% 20.0% 20.0% 19.8% 19.3% 19.1% 19.0% 18.6% 18.0% 17.0% 16.8% 16.0% Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) (2) Prior period local marketing costs have been reclassified from Other operating to Selling to conform with the current period presentation

Q3-18 Restaurant Results % of Restaurant % of Restaurant Revenue Revenue Favorable Q3-18 Q3-17 (Unfavorable) Cost of sales 23.8% 23.8% - Labor 35.3% 35.3% - Other operating 15.0% 13.8% (120 bps) Occupancy 9.2% 8.6% (60 bps) Restaurant Level Operating Profit(1) 16.8% 18.6% (180 bps) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

Significant Productivity Improvement US Comp Locations Labor Productivity Improvement Year over Year 14.0% 11.8% 12.0% 10.9% 10.0% 8.0% 8.0% 6.3% 6.0% 4.0% 2.4% 2.0% 1.6% 0.0% -0.8% -2.0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18

Adjusted EBITDA(1) $55.0 $50.0 $48.9 $45.8 $45.0 $42.4 $40.0 $35.8 $35.0 $33.5 $32.3 $30.0 $28.8 $29.2 $26.8 $25.5 $25.0 $24.2 $20.0 $15.0 $10.0 Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss)

Adjusted Earnings Per Diluted Share $1.40 $1.27 $1.20 $1.00 $0.89 $0.80 $0.75 $0.78 $0.69 $0.61 $0.60 $0.46 $0.38 $0.40 $0.35 $0.21 $0.20 $0.16 $0.00 Q1 Q2 Q3 Q4 2016 2017 2018 See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

In Closing

Appendix

Adjusted Net Income(1) ($ in Millions) $20.0 $18.0 $17.6 $16.0 $14.0 $12.0 $11.6 $10.3 $10.2 $10.0 $9.1 $7.9 $8.0 $6.0 $6.0 $5.0 $4.5 $4.0 $2.7 $2.1 $2.0 $0.0 Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

Cash Flow from Operations ($ in Millions) $80.0 $70.0 $70.0 $60.0 $57.0 $50.0 $42.5 $40.0 $34.7 $35.0 $30.0 $27.6 $24.6 $20.0 $20.0 $16.9 $11.8 $10.0 $4.3 $0.0 Q1 Q2 Q3 Q4 2016 2017 2018

Q3-18 Commodity Update % of Total COGS in Market vs. Contract Q3-18 Steak fries 13.7% 100% contracted through 10/19 Ground beef 12.8% Market Poultry 9.9% 100% contracted though 1/19 Produce 7.8% 70% contracted through 10/19 Bacon 100% contracted through 11/18; Meat 7.0% Prime rib 100% contracted through 6/19 Angus: Market Bread 6.2% 100% contracted through 12/18 Cod 100% contracted through 3/19 and Shrimp 100% Seafood 2.7% contracted through 12/18 Fry oil 1.9% 100% contracted through 6/19

Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share ($ in thousands, except per share data) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 $ (1,874) $ 1,709 Adjustments to net income (loss): Asset impairment and restaurant closure costs 825 3,860 9,321 20,420 - 1,584 - 5,330 - 9,643 - Litigation contingencies 3,900 - - - - - - - 4,000 - Spiral menu disposal - - - - - - - - - 506 - Reorganization costs - - - 1,322 - - - - 2,287 466 520 Income tax (expense) benefit of adj. (1,356) (1,153) (2,993) (8,470) - (618) - (1,175) (1,617) (2,777) (135) Deferred tax liability remeasurement due to Tax Cuts and Jobs Act - - - - - - - (2,808) - - - Adjusted net income 17,594 10,259 5,028 4,520 11,567 7,897 2,714 10,154 9,050 5,964 2.094 Diluted net income (loss) per share(1): Net income (loss) as reported $ 1.03 $ 0.55 $ (0.10) $ (0.68) $ 0.89 $ 0.53 $ 0.21 $ 0.68 $ 0.34 $ (0.14) $ 0.13 Adjustments to net income (loss): Asset impairment and restaurant closure costs 0.06 0.28 0.70 1.58 - 0.12 - 0.41 - 0.74 - Litigation contingencies 0.28 - - - - - - - 0.30 - - Spiral menu disposal - - - - - - - - - 0.04 - Reorganization costs - - - 0.10 - - - - 0.17 0.04 0.04 Income tax (expense) benefit of adj. (0.10) (0.08) (0.22) (0.65) - (0.04) - (0.09) (0.12) (0.22) (0.01) Deferred tax liability remeasurement due to Tax Cuts and Jobs Act - - - - - - - (0.22) - - - Adjusted EPS - diluted $ 1.27 $ 0.75 $ 0.38 $ 0.35 $ 0.89 $ 0.61 $ 0.21 $ 0.78 $ 0.69 $ 0.46 $ 0.16 (1) For the third and fourth quarters of 2016, and the second quarter of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income. In the fourth quarter of 2016, the calculation for Asset impairment and restaurant closure costs includes $0.01 related to the effect of the diluted shares on net loss per share as reported.

Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Restaurant revenue $ 396,770 $ 302,117 $ 293,858 $ 287,924 $ 413,451 $ 312,351 $ 301,100 $ 338,154 $ 414,702 $ 310,392 $290,218 Restaurant operating costs(1): Cost of sales 92,325 70,831 69,447 65,646 94,607 73,903 71,642 80,203 98,515 74,874 69,003 Labor 132,984 102,847 102,294 101,107 145,519 108,422 106,205 115,286 143,015 106,476 102,322 (2) Other operating 48,587 38,986 40,834 39,319 52,064 40,057 41,454 44,734 55,025 42,668 43,612 Occupancy 32,498 24,905 25,121 24,884 33,119 25,140 25,868 28,626 35,010 26,460 26,629 Restaurant-level operating profit 90,376 64,549 56,161 56,968 88,142 64,828 55,932 69,309 83,137 59,914 48,652 Add – Franchise and other revenue(2) 7,670 4,957 4,934 4,957 7,178 4,959 4,599 5,770 6,817 4,996 4,659 Deduct – Other operating: Depreciation and amortization 23,951 19,159 21,468 22,117 28,044 21,173 21,258 22,070 29,193 22,323 21,819 General and administrative expenses 31,980 19,972 20,328 19,015 30,913 21,927 18,562 21,874 28,588 20,408 16,763 (2) Selling 14,843 13,862 11,830 12,803 17,050 14,361 15,152 16,818 17,730 15,209 12,017 Pre-opening and acquisition costs 2,372 2,238 2,382 1,033 1,855 1,377 1,503 835 1,137 569 387 (2) Other charges 4,725 3,860 9,321 21,742 - 1,584 - 5,330 6,287 10,615 520 Total other operating 77,871 59,091 65,328 76,710 77,862 60,422 56,475 66,927 82,935 69,124 51,506 Income (loss) from operations 20,175 10,415 (4,235) (14,785) 17,458 9,366 4,056 8,152 7,019 (4,214) 1,805 Interest expense, net and other 1,638 1,486 1,612 2,046 2,984 2,453 2,032 2,543 3,407 2,385 2,295 Income tax expense (benefit) 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) (3,198) (768) (4,725) (2,199) Net income (loss) 14,225 7,552 (1,300) (8,752) 11,567 6,931 2,714 8,807 4,380 (1,874) 1,709 (1) Excluding depreciation and amortization, which is shown separately. (2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation.

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) ($ in thousands) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 $ (1,874) $ 1,709 Adjustments to net income (loss): Income tax expense (benefit) 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) (3,198) (768) (4,725) (2,199) Interest expense, net 1,655 1,555 1,822 2,161 3,249 2,626 2,222 2,821 3,277 2,458 2,390 Depreciation and amortization 23,951 19,159 21,468 22,117 28,044 21,173 21,258 22,070 29,193 22,323 21,819 EBITDA $ 44,143 $ 29,643 $ 17,443 $ 7,447 $ 45,767 $ 30,712 $ 25,504 $ 30,500 $ 36,082 $ 18,182 $ 23,719 Asset impairment and restaurant closure 825 3,860 9,321 20,420 - 1,584 - 5,330 - 9,643 - costs Litigation contingencies 3,900 - - - - - - - 4,000 - - Spiral menu disposal - - - - - - - - - 506 - Reorganization costs - - - 1,322 - - - - 2,287 466 520 Adjusted EBITDA $ 48,868 $ 33,503 $ 26,764 $ 29,189 $ 45,767 $ 32,296 $ 25,504 $ 35,830 $ 42,369 $ 28,797 $ 24,239